November 5, 2020

ULTIMUS MANAGERS TRUST

RYAN LABS CORE BOND FUND

Supplement to the Prospectus and Statement of Additional Information, each dated March 29, 2020 and supplemented on October 16, 2020

In its supplement dated October 16, 2020 (the “Previous Supplement”), Ryan Labs Core Bond Fund (the “Fund”), a series of the Ultimus Managers Trust (the “Trust”), terminated the public offering of its shares and indicated that the Fund would discontinue its operations effective November 16, 2020 (the “Liquidation Date”).

The purpose of this supplement is to extend the Liquidation Date to November 24, 2020. All references in the Previous Supplement to November 16, 2020 should therefore be read to refer to November 24, 2020.

Accordingly, at the close of business on November 24, 2020, all outstanding shares of the Fund will be redeemed at net asset value, pursuant to the information contained in this supplement and the Previous Supplement.

Shareholder may continue to freely redeem their shares on each business day prior to the Liquidation Date.

If you have any questions regarding the Funds, please call 1-866-561-3087.

Investors Should Retain this Supplement for Future Reference